June 16, 2022
Pioneer Equity Income Fund
Supplement to the Prospectus dated March 1, 2022
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John A. Carey, Managing Director and Director of
Equity Income, US of Amundi US (lead portfolio
manager of the fund since 1990); Walter Hunnewell,
Jr., Vice President of Amundi US (portfolio
manager of the fund since 2001); and Sammi
Truong, Vice President of Amundi US (portfolio
manager of the fund since 2018). Effective July 31,
2022, Mr. Hunnewell will retire from Amundi US
and will no longer be a portfolio manager.

Management
The following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the fund's portfolio is the responsibility of John A. Carey, lead portfolio manager of the fund since 1990; Walter Hunnewell, Jr., portfolio manager of the fund since 2001; and Sammi Truong, portfolio manager of the fund since 2018. Mr. Carey, Mr. Hunnewell and Ms. Truong are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Mr. Carey, a Managing Director and Director of Equity Income, US of Amundi US, joined Amundi US as an analyst in 1979.

Mr. Hunnewell, a Vice President of Amundi US, joined Amundi US as a portfolio manager in 2001 and has been an investment professional since 1985. Effective July 31, 2022, Mr. Hunnewell will retire from Amundi US and will no longer be a portfolio manager.
Ms. Truong, a Vice President of Amundi US, joined Amundi US in 2001 and has been an investment professional since 2001.
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©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC